Mr. Leonard Perle
President
Purezza Group, Inc.
24 Madison Road
Fairfield, New Jersey 07004

Re:      Phoslock License Agreement

Dear Mr. Perle

This purpose of this letter is to clarify our position at this time regarding certain terms contained in the August 15, 2001 Phoslock License Agreement ("the
Agreement") between Licensor, Integrated Mineral Technology, Ltd. (hereafter referred to as "Licensor" or "Integrated") and Purezza Group, Inc. (hereafter
referred to as the "Licensee" or "Purezza).   Our position regarding certain
terms contained in the Agreement is contained in the textual portions appearing below each bolded and underlined caption:

Schedule
--------
Licensor Ltd. has received $150,000 in consideration of partial payment for the
Territory 1 License Fee.

Paragraph 8
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The website materials provided by Licensee to Licensor have been approved by
Licensor.  Licensor will furnish Licensee with product promotional materials and technical and marketing support information to be used by Licensee in the promotion of the Phoslock product.

Paragraph 8.4
-------------
Licensor is satisfied that Purezza's President and Licensee's exclusive sales agent, Pro Finishes, Inc., are both properly qualified and trained to market and promote the Phoslock product.

Paragraph 18
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Licensor has reviewed Purezza's Form SB-2 Registration Statement.  Based upon that review, the Registration Statement contains no Confidential Information of the Licensor or CSIRO.

Paragraph 23.1
---------------
Licensor waives Licensee's obligation under Paragraph 23.1 of the Agreement requiring Licensee to affect and keep public liability, personal injury, property damage and product liability and other insurances as specified in
Paragraph 23.1 of the Agreement at this time.  Licensee shall affect these insurances within a three month time period of  the first purchase order affected by Licensee.

Paragraph 24.9
--------------
Licensor has received the consent of Licensee and the Commonwealth Scientific and Industrial Research Organization, otherwise known as CSIRO, to use the following in Purezza's Form SB-2 Registration Statement to be filed with the
United States Securities and Exchange Commission: (a) the names Commonwealth
Scientific and Industrial Research Organization or CSIRO;  (b) statements regarding CSIRO; and (c) information material to the License agreement.  In connection therein, CSIRO and Licensor have reviewed Purezza's Form SB-2
Registration Statement and approve of the disclosures made in the Form SB-2
Registration Statement.

Paragraph 25
------------
Licensor confirms and acknowledges that, as of this date, Licensee is not in default of an essential term of the Agreement, nor has an Event of default occurred as defined in the Agreement.

EXECUTED AND SIGNED on behalf of INTEGRATED MINERAL TECHNOLOGY on March 12, 2002:

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Signature of Officer
COLIN VICROFT

EXECUTED AND SIGNED on behalf of
PUREZZA GROUP, INC. on March ___, 2002

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Signature of President
LEONARD PERLE